Supplement dated June 6, 2014 to the current Prospectus

John Hancock Classic Value Fund

(the “Fund”)

The following information supplements the portfolio manager information in the Fund summary section of the Prospectus under the heading “Portfolio management” and the portfolio manager information in the Fund details section of the Prospectus under the heading “Subadvisor”:

Effective after the close of business on June 27, 2014, Antonio DeSpirito III will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. DeSpirito as a portfolio manager on the investment management team of the Fund are removed from the Prospectuses for all share classes of the Fund. Richard S. Pzena, John P. Goetz, and Benjamin S. Silver, CFA, CPA will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Capital Series

Supplement dated June 6, 2014 to the current Statement of Additional Information

John Hancock Classic Value Fund
(the “Fund”)

Effective after the close of business on June 27, 2014, Antonio DeSpirito III will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. DeSpirito as a portfolio manager on the investment management team of the Fund are removed from the Statement of Additional Information. Richard S. Pzena, John P. Goetz, and Benjamin S. Silver, CFA, CPA will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.